Exhibit 10.1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-0903-002
Date of Supply: March 20, 2009
Recipient	Taxpayer Identification Number	110-81-81463	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	u-Smart Tech, Inc.		Name of Company	e-Smart Korea, Inc.
	C E O	Jae Hong Woo		C E O	Mary A. Grace
	Address	Daewoo-theoville KanDo 103, 117 Chungjeongno, Hap-dong, Seodaemun-gu, Seoul, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	KL Net Employee ID Card	I AMTM Card Contact/Contactless	30	PCS

2	Dummy Reader	SCR335(ISO7816)	30	EA

Recipient: Jae Hong Woo	Supplier: Chang-Sik Park

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-0903-005
Date of Supply: March 24, 2009
Recipient	Taxpayer Identification Number	110-81-81463	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	u-Smart Tech, Inc.		Name of Company	e-Smart Korea, Inc.
	C E O	Jae Hong Woo		C E O	Mary A. Grace
	Address	Daewoo-theoville KanDo 103, 117 Chungjeongno, Hap-dong, Seodaemun-gu, Seoul, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	KL Net Employee ID Card	I AMTM Card Contact/Contactless	1	PCS	Kyung Soo Kim (194)

2	Dummy Reader	SCR335(ISO7816)	1	EA

Recipient: Jae Hong Woo	Supplier: Chang-Sik Park

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-0903-006
Date of Supply: March 24, 2009
Recipient	Taxpayer Identification Number	110-81-81463	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	u-Smart Tech, Inc.		Name of Company	e-Smart Korea, Inc.
	C E O	Jae Hong Woo		C E O	Mary A. Grace
	Address	Daewoo-theoville KanDo 103, 117 Chungjeongno, Hap-dong, Seodaemun-gu, Seoul, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	Korea Teachers Pension Employee ID Card (for computer room)	I AMTM Card Contact/Contactless	50	PCS

2	RF Reader	SIR-700D	1	EA

Recipient: Jae Hong Woo	Supplier: Chang-Sik Park

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-0904-001
Date of Supply: April 2, 2009
Recipient	Taxpayer Identification Number	110-81-81463	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	u-Smart Tech, Inc.		Name of Company	e-Smart Korea, Inc.
	C E O	Jae Hong Woo		C E O	Mary A. Grace
	Address	Daewoo-theoville KanDo 103, 117 Chungjeongno, Hap-dong, Seodaemun-gu, Seoul, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	Korea Teachers Pension Employee ID Card (for call centers)	I AM Card Contact/Contactless	200	PCS

Recipient: Jae Hong Woo	Supplier: Chang-Sik Park

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-0904-0101
Date of Supply: April 1, 2009
Recipient	Taxpayer Identification Number	220-87-37887	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	Cobalt Ray Co., Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O	Kyung Tak Chun		C E O	Mary A. Grace
	Address	304 Center for Technical Assistance to Small & Medium Industries 100, Hanggong dae gil, Hwajeon-dong, Deogyang-gu, Goyang City, Gyeonggi-do, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	I AM Card	RF Card	40	EA

Recipient: Jung Hyun Cho	Supplier: Man Suk Yang

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-0904-0101
Date of Supply: April 1, 2009
Recipient	Taxpayer Identification Number	220-87-37887	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	Cobalt Ray Co., Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O	Kyung Tak Chun		C E O	Mary A. Grace
	Address	304 Center for Technical Assistance to Small & Medium Industries 100, Hanggong dae gil, Hwajeon-dong, Deogyang-gu, Goyang City, Gyeonggi-do, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	I AM Card	RF Card	65	EA

Recipient: Jung Hyun Cho	Supplier: Kwang Chae Kang

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-0903-003
Date of Supply: March 23, 2009
Recipient	Taxpayer Identification Number	113-86-26052	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	KTB Solution Co., Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O	Tae Bong Kim		C E O	Mary A. Grace
	Address	1601, KGIT Center Suite 910, Sangam-dong, Mapo-gu, Seoul, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	KTB Employee ID Card	I AMTM Card Contact/Contactless	10	PCS

2	Access Control System	RFID Reader (SIR-700D)	1	EA

		Power Box (SPU-24)	1	EA

		E-Strike (EDM-105)	1	EA

		Exit Button (AXT-20)	1	EA

Recipient: Il Hoon Choi	Supplier: Chang-Sik Park

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-0904-004
Date of Supply: April 2, 2009
Recipient	Taxpayer Identification Number	113-86-26052	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	KTB Solution Co., Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O	Tae Bong Kim		C E O	Mary A. Grace
	Address	1601, KGIT Center Suite 910, Sangam-dong, Mapo-gu, Seoul, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	KTB VPN-connecting Card	I AM Card Contact/Contactless	130	PCS

Recipient: Il Hoon Choi	Supplier: Chang-Sik Park

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-0809-007
Date of Supply: March 25, 2009
Recipient	Taxpayer Identification Number	121-14-30400	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	Dong Young International Co., Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O	Hae Young Moon		C E O	Mary A. Grace
	Address	36-325, Incheon Industrial Goods Circulating Center #129, Songhyun-dong, dgf3852 Dong-gu, Incheon, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	I AMTM Card (RF Card)	I AMTM Card (RF Card)	10	PCS

Recipient: Hong Joon Lee	Supplier: Kwang Chul Lee

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-0904-0102
Date of Supply: April 1, 2009
Recipient	Taxpayer Identification Number	121-14-30400	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	Dong Young International Co., Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O	Hae Young Moon		C E O	Mary A. Grace
	Address	36-325, Incheon Industrial Goods Circulating Center #129, Songhyun-dong, dgf3852 Dong-gu, Incheon, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	I AMTM Card (RF Card)	I AMTM Card (RF Card)	60	PCS

Recipient: Hong Joon Lee	Supplier: Kwang Chul Lee

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-090326-001
Date of Supply: March 26, 2009
Recipient	Taxpayer Identification Number	117-03-27540	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	Acronet Co., Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O	Sung Bok Choi		C E O	Mary A. Grace
	Address	533-1, Drama City #402, Sang-dong, Bucheon Si Wonmi-gu, Gyeonggi-do, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	I AM Card	RF Card	10	ea

Recipient: Sung Bok Choi	Supplier: Kwang Chae Kang

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-0903-3101
Date of Supply: March 31, 2009
Recipient	Taxpayer Identification Number	214-87-91789	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	Flash Networks Co., Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O	Dae Young Park		C E O	Mary A. Grace
	Address	1601-2, Greenville #504, Seocho-dong, Seocho-gu, Seoul, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	I AM Card	RF Card	30	ea

Recipient: Dong Jin Yeom	Supplier: Chang Hyeon Cho

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-090401-03
Date of Supply: April 1, 2009
Recipient	Taxpayer Identification Number	410-81-77229	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	u-Card Korea Co., Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O	Sang Gon Lee		C E O	Mary A. Grace
	Address	210-1, Jin Seok Tower 5th Fl., Samdeok-dong 2-ga, Jung-gu, Daegu		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	I AM Card	RF Card	25	EA	MTS Attached (magnetic stripe)

Recipient: Seok Ho Chang	Supplier: Kwang Chae Kang

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-0903-3101
Date of Supply: April 1, 2009
Recipient	Taxpayer Identification Number	107-87-04180	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	BLUENTECH Co., Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O	Hae Soo Cho		C E O	Mary A. Grace
	Address	210, Myungjipermata, 23-4, Mullae-dong 5-ga, Yeongdeungpo-gu, Seoul		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	I AM Card	RF Card	40	EA

Recipient: Chul Woong Kang	Supplier: Chang Hyeon Cho

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-00904-0201
Date of Supply: April 2, 2009
Recipient	Taxpayer Identification Number	220-36-67915	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	Vtron Co., Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O	Seung Joon Lee		C E O	Mary A. Grace
	Address	453-1, Jerry Park B/D 5F, Dogok-Dong, Gangnam-Gu, Seoul		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	I AM Card		80	EA

Recipient: Sung Soo Lim	Supplier: Soon Jong Kim

http://www.esmartkorea.com	1/1

E-SMART KOREA INC.	642-9, Songchon B/D 9F, Yeoksam-dong
TEL. +822.2185.5886~8 FAX. +822.2185.5889	Gangnam-gu, Seoul, Korea

Delivery Receipt				No. : EM-00904-
Date of Supply: April 1, 2009
Recipient	Taxpayer Identification Number	214-88-35431	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	Dowon S&C Co., Ltd.		Name of Company	e-Smart Korea, Inc.
	C E O	Boong Won Song		C E O	Mary A. Grace
	Address	1675-11 Seocho Daewoo B/D #303, Seocho-dong, Seocho-gu, Seoul		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Qty	Unit	Remarks

1	I AM Card		120	ea

Recipient: Boong Won Song	Supplier: Chang Hyun Cho

http://www.esmartkorea.com	1/1